Execution Version

VOTING TRUST AGREEMENT

This Voting Trust Agreement (the "Agreement") dated as of ____________________, 2008, by and among those shareholders of the Common Stock of Good Harbor Partners Acquisition Corp., a Delaware corporation (the "Company") who are parties to the Subscription Agreement described in the first recital below and whose names are listed on Schedule I hereto, as may be amended from time to time (individually, the "Shareholder" and collectively the "Shareholders"), the Company and Ralph S. Sheridan and Michael S. Greenberg (individually, a "Trustee" and together, the "Trustees"). Capitalized terms used herein without definition shall have the meanings set forth in the Subscription Agreement described in the first recital below.

RECITALS

WHEREAS, the Company and the Shareholders have entered into a Subscription Agreement dated as of the date set forth on the signature pages to the Subscription Agreement; and

WHEREAS, the Shareholders, Trustees and the Company believe it to be in their best interests and the best interests of the Company to enter into this Agreement so that the shares of Common Stock purchased by the Shareholders under the Subscription Agreement (the "Shares") may be voted as a unit by the Trustees.

NOW, THEREFORE, in consideration of the promises, the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Creation of Voting Trust. The Shareholders shall deposit with the Trustees certificates for the Shares (the "Stock Certificates") to be held by "Ralph S. Sheridan and Michael S. Greenberg, as Voting Trustees" in a voting trust in accordance with the terms and conditions of this Agreement (the "Voting Trust"). The Stock Certificates shall be enforced, or accompanied by such instruments of transfer as to enable the Trustees to cause such Stock Certificates to be transferred into the name of the Trustees, as hereinafter provided. Upon receipt by the Trustees of the Stock Certificates and the transfer of the same into the name of the Trustees, the Trustees shall hold the same subject to the terms of this Agreement and shall thereupon issue and deliver to each Shareholder a voting trust certificate representing the Trustees' receipt of the Stock Certificates from the Shareholders (collectively, the "Voting Trust Certificates") in the form provided in Exhibit A attached hereto.

2. Transfer of Certificates. The Voting Trust Certificates shall be transferable by the Shareholder, in person, by a duly appointed manager or officer of the Shareholder, or by an attorney thereto duly authorized, according to the rules established for that purpose by the Trustees.

3. Rights upon Termination of Voting Trust. The Trustees shall have the right to terminate this Agreement at any time upon written notice to the Shareholders at least 20 business days prior to such termination, where such notice shall be mailed to the Shareholders at their respective addresses appearing on the transfer books of the Trustees (the "Termination Notice").

The Termination Notice shall set forth such date, which shall be fixed by the Trustees, on which the termination of this Agreement shall be effective (the "Termination Date"). After the Termination Date, the Voting Trust Certificates shall cease to have any effect, and the Shareholders shall have no further rights under this Agreement other than to receive the Stock Certificates or other property distributable under the terms hereof. Within 30 business days after the Termination Date and upon the surrender of the Voting Trust Certificates by the Shareholders, the Trustees shall deliver to the Shareholders their Stock Certificates representing the Shares.

At any time subsequent 30 days after the Termination Date, the Trustees may deposit with the Company Stock Certificates representing the Shares then outstanding under this Agreement, with authority in writing to the Company to deliver such Stock Certificates in exchange for the Voting Trust Certificates representing the Shares to the Shareholders. Upon such deposit all further liability of the Trustees for the delivery of the Stock Certificates and the delivery or payment of dividends upon surrender of the Voting Trust Certificates shall cease, and the Trustees shall not be required to take any further action hereunder. Additionally, in the event this Agreement shall terminate upon the sale of all of the shares of Common Stock of the Company issued and issuable to the shareholders of the Company in connection with an acquisition, reverse merger transaction or other business combination of the Company, pursuant to which the Company ceases to be a "shell company," as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as provided in Section 4 hereunder, all further liability of the Trustees for the delivery of the Stock Certificates and the delivery or payment of dividends upon surrender of the Voting Trust Certificates shall cease, and the Trustees shall not be required to take any further action hereunder.

4. Power and Authority of Trustees. The Trustees shall possess and be entitled to exercise all of the voting rights and voting powers of an absolute owner of the Shares including, but not limited to, the power to vote (i) for election or removal of directors, (ii) for amendments to the Company's certificate of incorporation or bylaws, and (iii) to merge, consolidate, liquidate or dissolve the Company or sell all or substantially all of the assets of the Company. All actions of the Trustees requires a unanimous vote of the Trustees to take effect

5. Term. This Agreement shall terminate upon the earlier to occur of (a) the sale of all of the shares of Common Stock of the Company issued and issuable to the shareholders of the Company in connection with an acquisition, reverse merger transaction or other business combination of the Company, pursuant to which the Company ceases to be a "shell company," as defined under Rule 12b-2 of the Exchange Act; or (b) the termination of this Agreement under Section 3.

6. Shareholders' Right to Sell Shares. A Shareholder shall have the right, at any time, to withdraw its Shares if he intends to immediately sell such Shares; provided that (i) such sale is not made pursuant to the terms and conditions of any agreement entered into between the Company and the Company's stockholders restricting the transfer or resale of the Company's Common Stock; (ii) the transferee is approved by the Trustees which approval will not be unreasonably withheld; (iii) the transferee agrees to be bound by the provisions of this

Agreement and become a party hereto by the execution of a joinder agreement and (iv) such sale does not violate any state or federal securities laws or known Securities and Exchange Commission staff interpretations thereof.

If a Shareholder shall elect to exercise such right, the Trustees shall use all reasonable efforts to withdraw the Shares from the Voting Trust as soon as is practicable to permit such sale; provided that the Trustees obtain the executed joinder agreement from the transferee pursuant to which such Transferee shall become a party hereto with respect to the Shares and, provided, further, that if such sale is not effected, the Shareholder shall promptly return and redeposit any such Stock Certificates with the Trustees and such Stock Certificates shall, until such sale, continue to be subject to the terms and conditions of this Agreement.

During the term of this Agreement, the Shareholders shall not be permitted to do, either directly or indirectly, any of the following without the prior written consent of the Trustees: (i) knowingly sell any of the Shares to any person or group (within the meaning of Section 13(d) of the Exchange Act and related rules) who has publicly indicated the desire or intention to acquire the Company by merger, consolidation or other form of business combination or to acquire any or substantially all of the assets of the Company; or (ii) knowingly become a member of a group other than with any related person(s) for the purpose of acquiring, holding, disposing or voting of securities of the Company (within the meaning of Section 13(d) of the Exchange Act and related rules); unless, the Board of Directors of the Company shall not have rejected the offer of such group to acquire the stock or assets of the Company.

Upon the sale of the Shares in accordance with the terms and conditions hereof, such Shares shall cease to be subject to this Agreement.

7. Trustees' Duties and Immunities. The Trustees of this Agreement shall be Ralph S. Sheridan and Michael S. Greenberg. In voting the Shares, either in person or by proxy, the Trustees shall act in good faith. The Trustees shall not be liable for any error of judgment or mistake of law or other mistake, and shall not be responsible for any act or omission with respect to his duties and responsibilities as Trustees, or for any losses that may result therefrom, unless such losses can be proven by clear and convincing evidence to be the result of willful misconduct, gross negligence or bad faith.

8. Trustees' Indemnity. The Trustees shall be entitled to be indemnified fully against all costs, charges, expenses and other liabilities properly incurred by the Trustees in the exercise of any power conferred upon them by this Agreement; and the Shareholders hereby agree to hold harmless and indemnify Trustees from all loss or damage that they may sustain under this Agreement.

9. Appointment of Substitute Trustee. In the event that either or both of Michael S. Greenberg, or his successor, and Ralph S. Sheridan, or his successor, shall cease to serve as Trustee due to his death, disability, resignation or retirement, HCFP Brenner Holdings, LLC and the Board of Directors of the Company, respectively, in their respective discretion, may appoint a replacement Trustee to serve in the place of the individual no longer serving as Trustee. Any

person so appointed shall thereupon be vested with all the duties, powers and authority of the Trustees hereunder as if originally named herein.

10. Reports. The Trustees are hereby authorized and instructed to prepare and file any reports with respect to the Shares as may be required under state or federal securities laws. The Shareholder will cooperate in any way as may be reasonably necessary for the preparation and filing of any such reports.

11. Miscellaneous. This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereto. No amendment or supplement to this Agreement or waiver hereof shall be binding unless reduced to writing and signed by all of the parties hereto. Words shall be construed to be of such number and gender as the circumstances require. This Agreement shall inure to the benefit of and be legally binding upon the parties hereto and their heirs, executors, administrators, successors, assigns, and transferees of them and each of them. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The terms and provision hereof shall be deemed severable, so that the invalidity, unenforceability or illegality of any one provision shall not affect the validity, enforceability or legality of the remainder of the terms and provisions hereof. This Agreement may be executed in one or more counterparts, each of which so executed shall be deemed to be an original and such counterparts shall, together, constitute and be one and the same document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GOOD HARBOR PARTNERS
ACQUISITION CORP.

By:____________________________
Name:__________________________
Its:_____________________________

TRUSTEES

By:____________________________
RALPH S. SHERIDAN

By:____________________________
MICHAEL S. GREENBERG

SCHEDULE I
SHAREHOLDERS

EXHIBIT A
FORM VOTING TRUST CERTIFICATE

No.____________________ ________ Shares Common Stock

Good Harbor Partners Acquisition Corp.
a Delaware corporation

VOTING TRUST CERTIFICATE FOR SHARES OF COMMON STOCK

This certifies that _____________ (the "Shareholder") or registered assigns is entitled to all the benefits arising from the deposit with the Trustees under the Voting Trust Agreement hereinafter mentioned, of certificates for ________ shares of Common Stock of Good Harbor Partners Acquisition Corp, a Delaware corporation (the "Company"), as provided in such Voting Trust Agreement and subject to the terms thereof. The Shareholder is entitled to receive payment equal to the amount of cash dividends, if any, received by the Trustees upon the number of shares of capital stock of the Company in respect of which this certificate is issued. Dividends received by the Trustees in common or other stock of the Company having general voting powers shall be payable in voting trust certificates, in form similar hereto. Until the Trustees shall have delivered the stock held under such Voting Trust Agreement to the holders of the voting trust certificates, or to the Company, as specified in such Voting Trust Agreement, the Trustees shall possess and shall be entitled to exercise all rights and powers of an absolute owner of such stock, including the right to vote thereon for every purpose, and to execute consents in respect thereof for every purpose, it being expressly stipulated that no voting right passes to the owner hereof, or its assigns, under this certificate or any agreement, expressed or implied.

This certificate is issued, received, and held under, and the rights of the owner hereof are subject to, the terms of a Voting Trust Agreement dated July ____, 2008, among the Shareholders, the Company and Ralph S. Sheridan and Michael S. Greenberg, as Trustees.

In the event of the dissolution or total or partial liquidation of the Company, the moneys, securities, or property received by the Trustees in respect of the stock deposited under such Voting Trust Agreement shall be distributed among the registered holders of the voting trust certificates in proportion to their interests as shown by the books of the Trustees. In the event that any dividend or distribution other than in cash or stock of the Company having general voting powers is received by the Trustees, the Trustees shall distribute the same to the registered holders of the voting trust certificates, on the date of such distribution, or to the registered certificate holders at the close of business on the date fixed by the Trustees for taking a record to determine the certificate holders entitled to such distribution. Such distribution shall be made to the certificate holders ratably in accordance with the number of shares represented by their respective voting trust certificates.

Stock certificates for the number of shares of common stock then represented by this certificate, or the net proceeds in cash or property of such shares, shall be due and deliverable

hereunder upon the termination of such Voting Trust Agreement as provided therein. The Voting Trust Agreement shall continue in full force and effect until terminated as set forth therein. This certificate is transferable by the holder hereof, either by its duly appointed manager or by an attorney duly authorized, in accordance with the rules established for that purpose by the Trustees and on surrender of this certificate properly endorsed. Title to this certificate when duly endorsed shall, to the extent permitted by law, be transferable with the same effect as in the case of a negotiable instrument. Each holder hereof agrees that delivery of this certificate, duly endorsed by any holder hereof, shall vest title hereto and all rights hereunder in the transferee; provided, however, that the Trustees may treat the registered holder hereof, or when presented duly endorsed in blank the bearer hereof, as the absolute owner hereof, and of all rights and interests represented hereby, for all purposes whatsoever, and the Trustees shall not be bound or affected by any notice to the contrary, or by any notice of any trust, whether express or implied, or constructive, or of any charge or equity respecting the title or ownership of this certificate, or the share of stock represented hereby; provided, however, that no delivery of stock certificates hereunder, or the proceeds thereof, shall this certificate be valid for any purpose until duly signed by the Trustees. The term "Trustees" as used in this certificate means the Trustees or any replacement or successor thereof acting under such Voting Trust Agreement.

IN WITNESS WHEREOF, the Trustees have signed this certificate on the _____ day of July, 2008.

TRUSTEES

By:___________________________
RALPH S. SHERIDAN

By:___________________________
MICHAEL S. GREENBERG